Exhibit 99.1

GlobalSCAPE, Inc. to Exhibit and Demonstrate Information Exchange Platform at F5 Agility 2016
Enhanced File Transfer Platform on Display during F5 Customer and Partner Conference

SAN ANTONIO – July 26, 2016 – GlobalSCAPE, Inc. (NYSE MKT: GSB), a pioneer and worldwide leader in the secure and reliable exchange of business information, announced today that it would be exhibiting at the F5 Agility conference August 2 – 4, 2016 in Chicago, IL. The company will be showcasing a number of its information exchange technologies including its award-winning Enhanced File TransferTM (EFTTM) solution.

Globalscape, a member of F5 Networks' Technology Alliance Program (TAP), provides an interoperable solution between Globalscape EFT Enterprise with High Availability and F5® BIG-IP® Local Traffic Manager™ (LTM®). By integrating EFT Enterprise with High Availability and F5 BIG-IP LTM, organizations can maximize operational efficiency of data flow, reduce system downtime and increase network reliability. Through the TAP partnership, Globalscape promotes interoperability with F5, and provides a framework for future solutions.

Globalscape team members will be on hand at F5 Agility to demonstrate EFT Enterprise with High Availability, among other technologies.

What: F5 Agility 2016

When: August 2-4, 2016

Where:
Globalscape Booth Located in the Solutions Expo
Hyatt Regency Downtown Chicago
151 East Wacker Drive
 Chicago, Illinois, USA, 60601

F5 Agility is a three-day conference where customers can receive in-depth training and information on F5's technology, and discover or discuss the latest industry trends, as well as connect with other F5 customers and partners. The conference focuses on three key areas: cloud, security and application services.

Supporting Quote:
Peter Merkulov, Vice President of Technology Alliances and Product Strategy at Globalscape
"We are excited to meet and hear from F5 customers about what's most important to their evolving IT needs. The opportunity to showcase interoperable F5 and Globalscape technology is important to continuing to evolve our own features and functionality to better meet adapting requirements within the IT infrastructure. It's also important that we maintain and enhance our own understanding of how networking and other tangential segments that F5 specializes in are continually changing, the forces creating that evolution and the trends that link us together."

More information on F5 Agility or to register, please visit: https://www.f5agilityamericas.com/

About Globalscape
GlobalSCAPE, Inc. (NYSE MKT: GSB) is a pioneer in the reliable exchange of mission-critical business data and intellectual property. Globalscape's leading enterprise suite of solutions delivers military-proven security for achieving best-in-class control and visibility of data across multiple locations. Founded in 1996, Globalscape's software and services are trusted by tens of thousands of customers worldwide, including global enterprises, governments, and small and medium enterprises. For more information, visit www.globalscape.com or follow the blog and Twitter updates.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," "expect," and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company's current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company's Annual Report on Form 10-K for the 2015 fiscal year, filed with the Securities and Exchange Commission on March 3, 2016.

F5, BIG-IP, Local Traffic Manager, and LTM are trademarks or service marks of F5 Networks, Inc., in the U.S. and other countries. All other product and company names herein may be trademarks of their respective owners. The use of the words "partner," "partnership," or "joint" does not imply a legal partnership relationship between F5 Networks and any other company.

GLOBALSCAPE PRESS CONTACT
Contact: Ciri Haugh
Phone Number: +1 (210) 308-8267
Email: PR@globalscape.com

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